SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
20.
SUBSEQUENT EVENTS

On April 4, 2023, Jiayin Finance entered into a share acquisition framework agreement (the “Agreement”) with Shenzhen Rongxinbao. Pursuant to the Agreement, Jiayin Finance agreed to transfer its 100% equity interest of Fujian Zhuoqun to Shenzhen Rongxinbao for an aggregate consideration of RMB395.0 million, with February 28, 2023 as the base date of valuation (the “base transaction consideration”). The profit and loss of Fujian Zhuoqun during the transitional period from the base date of valuation to the closing date of the proposed transaction belong to the Group and will be settled in cash or any other form as determined by both parties. The base transaction consideration of RMB395.0 million will be satisfied in the following manners: (i) approximately RMB316.2 million will be settled with the payables the Group owed to Fujian Zhuoqun as a result of the intercompany balances occurred before the proposed transaction, (ii) approximately RMB78.7 million will be settled with the payables the Group owed to Shenzhen Rongxinbao in connection with the disposal of Shanghai Caiyin in 2019, and (iii) the rest will be paid in cash or any other form as determined by both parties. The closing of the proposed transaction is subject to certain customary conditions, including completion of satisfactory due diligence. Following the completion of the proposed transaction, Jiayin Finance will not own any equity interest in Fujian Zhuoqun.

On April 19, 2023, the Group granted 3,160,000 RSUs to certain employees. The RSUs shall vest over a period of four years. The RSUs have no expiration period.